Mondrian Emerging Markets Value Equity Fund

(Formerly, Mondrian Emerging Markets Equity Fund)

Ticker Symbol: MPEMX

Summary Prospectus

March 1, 2019

Investment Adviser:

Mondrian Investment Partners Limited

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling 888-832-4386.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888-832-4386. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all funds in the Gallery Trust if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.mondrian.com/mutualfunds/emerging-markets-equity-fund/literature/. You can also get this information at no cost by calling 888-832-4386, by sending an e-mail request to Mondrian@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Mondrian Emerging Markets Value Equity Fund is a series of Gallery Trust.

Mondrian Emerging Markets Value Equity Fund

Investment Objective

The Mondrian Emerging Markets Value Equity Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses[1]	0.47%
Total Annual Fund Operating Expenses	1.22%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.30)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.92%

[1]	The Fund operated as the Laudus Mondrian Emerging Markets Fund (the “Emerging Markets Predecessor Fund”), a series of Laudus Trust, prior to the Fund’s acquisition of the assets and assumption of the liabilities of the Emerging Markets Predecessor Fund on September 24, 2018 (the “Emerging Markets Reorganization”). Accordingly, the Fund’s Other Expenses have been restated to reflect current fees.

[2]	Mondrian Investment Partners Limited (the “Adviser” or “Mondrian”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and non-routine expenses) from exceeding 0.92% of the Fund’s average daily net assets until February 28, 2021. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Gallery Trust (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee reductions and/or expense reimbursements shown in the fee table through February 28, 2021, and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$326	$610	$1,419

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period from April 1, 2018 to October 31, 2018, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in the Adviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Adviser. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of emerging markets issuers. This 80% investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, equity securities do not include convertible securities that are not immediately convertible into equity securities.

Normally, the Fund will invest primarily in common stocks. The Fund may also invest in convertible securities and exchange-traded funds (“ETFs”). The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The Adviser currently generally defines companies with large market capitalizations as those with market capitalizations of $3.5 billion or more at the time of purchase. This level is subject to market movements and is regularly reviewed by the Adviser. Typically, the Fund invests in securities of approximately 40-60 companies.

The Fund may invest in securities issued in any currency and may hold foreign currency. The Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Fund may invest in derivative instruments, principally futures contracts and forward contracts. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks.

The Fund considers an “emerging market country” to be any country except the United States, Canada, and those in the MSCI EAFE Index. The Adviser considers an emerging market country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) the company’s principal securities trading market is in an emerging market country; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging market countries; (3) the company has 50% or more of its assets located in an emerging market country; or (4) the company is organized under the laws of, and has a principal office in, an emerging market country.

The Adviser’s approach in selecting investments for the Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Adviser identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The Adviser conducts fundamental research on a global basis in order to identify securities that, in the Adviser’s opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The Adviser’s general management strategy emphasizes long-term holding of securities, although securities may be sold in the Adviser’s discretion without regard to the length of time that they have been held.

The Fund may buy and sell portfolio securities actively. As a result, the Fund’s portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued to the Adviser in light of factors such as the company’s earnings, book value, revenues or cash flow. The Adviser’s methodology for analyzing value may differ from other market approaches. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Exchange-Traded Funds Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk – The Fund’s use of forward contracts and futures contracts is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is described below. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk – Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.mondrian.com/mutualfunds or by calling toll-free to 888-832-4386.

As a result of the Emerging Markets Reorganization, the Fund assumed the performance and accounting history of the Emerging Markets Predecessor Fund. Accordingly, performance figures for the Fund for periods prior to the date of the Emerging Markets Reorganization represent the performance of the Emerging Markets Predecessor Fund. The performance figures have not been adjusted to reflect the Fund’s expenses. The Fund’s expenses are different than those of the Emerging Markets Predecessor Fund. If the Emerging Markets Predecessor Fund’s performance information had been adjusted to reflect the Fund’s expenses, the performance would have been different for a given period depending on the expenses incurred by the Emerging Markets Predecessor Fund for that period.

Annual Total Returns

Best Quarter	Worst Quarter
30.77%	(18.07)%
(June 30, 2009)	(September 30, 2011)

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

	1 Year	5 Years	10 Years
Return Before Taxes	(14.22)%	(1.32)%	5.25%
Return After Taxes on Distributions	(16.10)%	(2.58)%	4.25%
Return After Taxes on Distributions and Sale of Fund Shares	(8.09)%	(1.57)%	3.94%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	(14.58)%	1.65%	8.02%

Investment Adviser

Mondrian Investment Partners Limited serves as investment adviser to the Fund.

Portfolio Managers

Andrew Miller, Chief Investment Officer — Emerging Markets Equities Team, has managed the Fund since its inception in 2018 and managed the Emerging Markets Predecessor Fund since its inception in 2007.

Ginny Chong, CFA, Senior Portfolio Manager, has managed the Fund since its inception in 2018 and managed the Emerging Markets Predecessor Fund since its inception in 2007.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $50,000. Subsequent investments must be at least $100. The Fund may accept investments of smaller amounts in its sole discretion.

If you received shares of the Fund as a result of its reorganization, you will not be subject to the Fund’s minimum investment requirements.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Mondrian Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Mondrian Funds, c/o Atlantic Shareholder Services, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 888-832-4386.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, without additional cost to the Fund or its shareholders, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest for the broker-dealer or other intermediary by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial intermediary representative or visit your financial intermediary’s web site for more information about your financial intermediary’s differing and divergent interests and any compensation it receives for administering your Fund investment.

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